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                                               SEC FILE NOS. 033-08865/033-36962
                                                             811-04847/811-06175


                                 ECLIPSE FUNDS
                               ECLIPSE FUNDS INC.

                          Supplement Dated May 12, 2006
                     to the Prospectus Dated March 1, 2006


This Supplement updates certain information contained in the above-dated Prospectus ("Prospectus") of Eclipse Funds and Eclipse Funds Inc. (the "Funds"). You may obtain a copy of the Prospectus or the Funds' Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Funds' website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Dept.,
169 Lackawanna Avenue, Parsippany, New Jersey 07054.


1.  Portfolio Manager Change

Rudolph C. Carryl has resigned as a portfolio manager of the All Cap Growth Fund. References to Mr. Carryl in the Prospectus are hereby deleted.


2.  Balanced Fund

On page 53, footnote 2 is replaced in its entirety as follows:

The management fee for the Fund is an annual percentage of the Fund's average net assets. Before May 1, 2006, the Manager had maintained a contractual waiver on assets in excess of $1 billion of .02%. Effective May 1, 2006, the waiver was eliminated and the management fee has been contractually revised as follows:
..75% up to $1 billion and .70% in excess of $1 billion.

On page 92, footnote 5 is replaced in its entirety as follows:

As of October 31, 2005, 75% on assets to $1 billion; .73% on remainder of assets. Prior to May 15, 2005, the Manager was paid .75%. Before May 1, 2006, the Manager had maintained a contractual waiver on assets in excess of $ 1 billion of .02%. Effective May 1, 2006, the waiver was eliminated and the management fee has been contractually revised as follows: .75% up to $ 1 billion and .70% in excess of $ 1 billion.





            Please Retain This Supplement For Your Future Reference.




                                                                    MS16ga-05/06